                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF California Insured Intermediate Municipal Fund

2.   Issuer: Golden State Tobacco Securitization Corp, Series 2007

3.   Date of purchase: 03/08/2007

4.   Underwriter from whom purchased: Bear Stearns

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6.   Aggregate principal amount of purchase: $1,000,000

7.   Aggregate principal amount of offering: $4,446,826,391

8.   Purchase price (Net of fees and expenses): $103.88

9.   Date offering commenced: 03/08/2007

10.      Offering price at close of first full business day on which any sales are made: 103.88
                                                                                                --------------------

11. Commission, spread or profit: $4.77

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                      X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                         X
                                                                                              -------   --     ----------

c. Foreign Offerings: The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in
     Section 2(a)(50) of the 1940 Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                             X
                                                                                              ----------       --------  -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                               X
                                                                                              ----------       --------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                            X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                X
                                                                                              --------  --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.              X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                               X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                  X
                                                                                              -------   --     ----------

Completed by:    /s/ Joseph A. Piraro                          Date:         03/23/07
               -------------------------------------------            ----------------------------------
                           Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF California Municipal Fund

2.   Issuer: Golden State Tobacco Securitization Corp, Series 2007

3.   Date of purchase: 03/08/2007

4.   Underwriter from whom purchased: Bear Stearns

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6.   Aggregate principal amount of purchase: $5,000,000

7.   Aggregate principal amount of offering: $4,446,826,391

8.   Purchase price (Net of fees and expenses): $97.58

9.   Date offering commenced: 03/08/2007

10.      Offering price at close of first full business day on which any sales are made:  101.00
                                                                                                --------------------

11. Commission, spread or profit: $4.77

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                      X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                         X
                                                                                              -------   --     ----------

c.   Foreign Offerings:  The securities are offered publicly under the laws of a
     ----------------- country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory  authority," as defined in Section  2(a)(50)  of the 1940 Act,  in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all  purchasers  in  the  offering  (except  for  any  rights  to  purchase securities  that are  required  by law to be granted to  existing  security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate  foreign financial  regulatory authority in the country in which the public offering occurs,  for the two years  prior to the  offering,  are  available  to the public and prospective purchasers in connection with the offering; and (iv)
     if the  issuer  is a  Domestic  Issuer  (a) it has a  class  of  securities registered  pursuant  to  section  12(b)  or  12(g)  of the  1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b)
     it has filed all the  material  required  to be filed  pursuant  to section
     13(a) or 15(d) of the  1934  Act for a  period  of at least  twelve  months immediately  preceding  the sale of such  securities  (or for such  shorter period that the issuer was  required to file such X  ----------  -------- -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                               X
                                                                                              ----------       --------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                            X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                X
                                                                                              --------  --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.               X
                                                                                              --------  --     ----------

i.   The amount of such  securities of any class of such issue  purchased by all of the Portfolios and investment  companies  advised by the Adviser did not exceed  25% of the  principal  amount of the  offering  of such class or if purchased in a Rule 144A  Offering,  25% of the total of (i) the  principal amount of the offering of such class sold by underwriters or members of the selling  syndicate  to  qualified  institutional  buyers as defined in Rule
     144A(a)(1) plus (ii) the principal  amount of the offering of such class in any concurrent public offering. X ------- -- ----------

j.   No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from, the purchase. X ------- -- ----------

Completed by:   /s/ Joseph A. Pariro                           Date:       03/23/07
               -------------------------------------------            ----------------------------------
                           Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF California Municipal Fund

2.   Issuer: State of California GO Refunding Bonds

3.   Date of purchase: 03/29/2007

4.   Underwriter from whom purchased: Merrill Lynch

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6.   Aggregate principal amount of purchase: $10,000,000

7.   Aggregate principal amount of offering: $4,096,410,000

8.   Purchase price (Net of fees and expenses): cusip 13062TH23 - $99.36 & cusip
     13062TH31 - $99.20 ------------

9.   Date offering commenced: 03/29/2007

10.  Offering price at close of first full business day on which any sales are made: cusip 13062TH23 - $99.356 & cusip 13062TH31 - $99.229

11.  Commission, spread or profit: $3.16

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                      X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                         X
                                                                                              -------   --     ----------

c.   Foreign Offerings:  The securities are offered publicly under the laws of a
     ----------------- country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory  authority," as defined in Section  2(a)(50)  of the 1940 Act,  in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all  purchasers  in  the  offering  (except  for  any  rights  to  purchase securities  that are  required  by law to be granted to  existing  security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate  foreign financial  regulatory authority in the country in which the public offering occurs,  for the two years  prior to the  offering,  are  available  to the public and prospective purchasers in connection with the offering; and (iv)
     if the  issuer  is a  Domestic  Issuer  (a) it has a  class  of  securities registered  pursuant  to  section  12(b)  or  12(g)  of the  1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b)
     it has filed all the  material  required  to be filed  pursuant  to section
     13(a) or 15(d) of the  1934  Act for a  period  of at least  twelve  months immediately  preceding  the sale of such  securities  (or for such  shorter period that the issuer was  required to file such X  ----------  -------- -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                               X
                                                                                              ----------       --------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                            X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                X
                                                                                              --------  --     ----------

g.   The underwriting was a firm commitment underwriting. X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. X -------- -- ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                               X
                                                                                              -------   --     ----------

j.   No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from, the purchase. X ------- -- ----------

Completed by:    /s/ Joseph A. Piraro                           Date:          03/23/07
               -------------------------------------------            ----------------------------------
                           Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF Tax Exempt Bond Fund

2.   Issuer: Golden State Tobacco Securitization Corp, Series 2007

3.   Date of purchase: 03/08/2007

4.   Underwriter from whom purchased: Bear Stearns

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6.   Aggregate principal amount of purchase: $5,000,000

7.   Aggregate principal amount of offering: $4,446,826,391

8.   Purchase price (Net of fees and expenses): $97.71

9.   Date offering commenced: 03/08/2007

10.  Offering price at close of first full business day on which any sales are made: 101.00 --------------------

11.  Commission, spread or profit: $4.77

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                      X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                         X
                                                                                              -------   --     ----------

c.   Foreign Offerings:  The securities are offered publicly under the laws of a
     ----------------- country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory  authority," as defined in Section  2(a)(50)  of the 1940 Act,  in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all  purchasers  in  the  offering  (except  for  any  rights  to  purchase securities  that are  required  by law to be granted to  existing  security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate  foreign financial  regulatory authority in the country in which the public offering occurs,  for the two years  prior to the  offering,  are  available  to the public and prospective purchasers in connection with the offering; and (iv)
     if the  issuer  is a  Domestic  Issuer  (a) it has a  class  of  securities registered  pursuant  to  section  12(b)  or  12(g)  of the  1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b)
     it has filed all the  material  required  to be filed  pursuant  to section
     13(a) or 15(d) of the  1934  Act for a  period  of at least  twelve  months immediately  preceding  the sale of such  securities  (or for such  shorter period that the issuer was  required to file such X  ----------  -------- -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                               X
                                                                                              ----------       --------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                            X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                X
                                                                                              --------  --     ----------

g.   The underwriting was a firm commitment underwriting. X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. X -------- -- ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                               X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                  X
                                                                                              -------   --     ----------

Completed by:   /s/ Thomas M. Byron                           Date:        03/23/07
               -------------------------------------------            ----------------------------------
                           Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: PIF Tax Exempt Bond Fund

2.   Issuer: Tobacco Settlement Financing Corp, Ser 2007-1

3.   Date of purchase: 01/24/2007

4.   Underwriter from whom purchased: Bear Stearns

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley (see attached prospectus cover)

6.   Aggregate principal amount of purchase: $5,000,000

7.   Aggregate principal amount of offering: $3,622,208,081

8.   Purchase price (Net of fees and expenses): $99.75

9.   Date offering commenced: 01/24/2007

10.  Offering price at close of first full business day on which any sales are made: $99.75 --------------------

11.  Commission, spread or profit: $5.13

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                                      X
                                                                                              ----------       -------  -

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                        X
                                                                                              -------   --     ----------

c.   Foreign Offerings:  The securities are offered publicly under the laws of a
     ----------------- country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory  authority," as defined in Section  2(a)(50)  of the 1940 Act,  in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all  purchasers  in  the  offering  (except  for  any  rights  to  purchase securities  that are  required  by law to be granted to  existing  security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate  foreign financial  regulatory authority in the country in which the public offering occurs,  for the two years  prior to the  offering,  are  available  to the public and prospective purchasers in connection with the offering; and (iv)
     if the  issuer  is a  Domestic  Issuer  (a) it has a  class  of  securities registered  pursuant  to  section  12(b)  or  12(g)  of the  1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b)
     it has filed all the  material  required  to be filed  pursuant  to section
     13(a) or 15(d) of the  1934  Act for a  period  of at least  twelve  months immediately  preceding  the sale of such  securities  (or for such  shorter
     period  that the issuer was  required to file such                                                            X
                                                                                               ----------  ---   ------- -
     material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.                                                X
                                                                                              ----------       -------  -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                            X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                 X
                                                                                              --------  --     ----------

g.   The underwriting was a firm commitment underwriting. X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
                                                                                                   X
                                                                                                ------- -- ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                  X
                                                                                               -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                    X
                                                                                               -------- -- ----------

Completed by:   /s/ Thomas M. Byron                           Date:        03/23/07
               -------------------------------------------            ----------------------------------
                           Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: Principal Partners Small Cap Growth II

2.   Issuer: National Cinemedia

3.   Date of purchase: 2/7/07

4.   Underwriter from whom purchased: CSFB

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): UBS Investment Bank. Other syndicate members were Credit
     Suisse, JPMorgan, Lehman, Morgan Stanley, AGM Securities, Allen & Company,
     Bank of America Securities, Bear, Citi, Deutsche, Goldman and Merrill.

6.   Aggregate principal amount of purchase: $4,725,000 (Firm)

7.   Aggregate principal amount of offering: $798,000,000

8.   Purchase price (Net of fees and expenses): $21.00

9.   Date offering commenced: 2/7/07

10.  Offering  price at close of first full  business day on which any sales are made: $21.00 --------------------

11.  Commission, spread or profit:

                                     $.63/Share
                                               ----------------------------

12.  Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                        x
                                                                                                    --         ----------

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.

c.   Foreign Offerings:  The securities are offered publicly under the laws of a
     ----------------- country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory  authority," as defined in Section  2(a)(50)  of the 1940 Act,  in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all  purchasers  in  the  offering  (except  for  any  rights  to  purchase securities  that are  required  by law to be granted to  existing  security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate  foreign financial  regulatory authority in the country in which the public offering occurs,  for the two years  prior to the  offering,  are  available  to the public and prospective purchasers in connection with the offering; and (iv)
     if the  issuer  is a  Domestic  Issuer  (a) it has a  class  of  securities registered  pursuant  to  section  12(b)  or  12(g)  of the  1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b)
     it has filed all the  material  required  to be filed  pursuant  to section
     13(a) or 15(d) of the  1934  Act for a  period  of at least  twelve  months immediately  preceding  the sale of such  securities  (or for such  shorter period that the issuer was required to file such material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                               x
                                                                                                    --         ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                   x
                                                                                                    --         ----------

g.   The underwriting was a firm commitment underwriting. x

h.   The  commission,  spread or profit was  reasonable  and fair in relation to that being received by others for underwriting  similar  securities  during
     the same period.                                                                               x
                                                                                                    --         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                  x
                                                                                                    --         ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                     x
                                                                                                    --         ----------

Completed by:  Thomas Shaw              Date:   April 16, 2007
                ---------                           -------------------
                          Compliance Officer

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures

1.   Name of purchasing Fund: Principal Partners Small Cap Growth II

2.   Issuer: Sourcefire

3.   Date of purchase: 3/8/07

4.   Underwriter from whom purchased: Morgan Stanley

5.   Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
     managing or participating in syndicate (attach list of all members of syndicate): UBS Investment Bank. Other syndicate members included Morgan
     Stanley, Lehman & Jeffries

6. Aggregate principal amount of purchase: $375,000 (Firm)

7. Aggregate principal amount of offering: $86,550,000

8. Purchase price (Net of fees and expenses): $15.00

9. Date offering commenced: 3/8/07

10.  Offering  price at close of first full  business day on which any sales are made: $15.00 --------------------

11.  Commission, spread or profit:

                                     $.63/Share
                                               ----------------------------

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a.   Registered  Public  Offerings:  The  securities  are a  part  of  an  issue registered  under the Securities Act of 1933, which is being offered to the
     public:                                                                                        x
                                                                                                    --         ----------

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.

c.   Foreign Offerings:  The securities are offered publicly under the laws of a
     ----------------- country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory  authority," as defined in Section  2(a)(50)  of the 1940 Act,  in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all  purchasers  in  the  offering  (except  for  any  rights  to  purchase securities  that are  required  by law to be granted to  existing  security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate  foreign financial  regulatory authority in the country in which the public offering occurs,  for the two years  prior to the  offering,  are  available  to the public and prospective purchasers in connection with the offering; and (iv)
     if the  issuer  is a  Domestic  Issuer  (a) it has a  class  of  securities registered  pursuant  to  section  12(b)  or  12(g)  of the  1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b)
     it has filed all the  material  required  to be filed  pursuant  to section
     13(a) or 15(d) of the  1934  Act for a  period  of at least  twelve  months immediately  preceding  the sale of such  securities  (or for such  shorter period that the issuer was required to file such material).

d.   Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale
     to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                               x
                                                                                                    --         ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                   x
                                                                                                    --         ----------

g.   The underwriting was a firm commitment underwriting. x

h.   The  commission,  spread or profit was  reasonable  and fair in relation to that being received by others for underwriting  similar  securities  during
     the same period.                                                                               x
                                                                                                    --         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                  x
                                                                                                    --         ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                     x
                                                                                                    --         ----------

Completed by:  Thomas Shaw              Date:   April 16, 2007
                ---------                           -------------------
                          Compliance Officer